UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019
Annaly Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-13447 (Commission File Number)	22-3479661 (IRS Employer Identification No.)
1211 Avenue of the Americas New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
7.625% Series C Cumulative Redeemable Preferred Stock	NLY.C	New York Stock Exchange
7.50% Series D Cumulative Redeemable Preferred Stock	NLY.D	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this report is incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 31, 2019, Annaly Capital Management, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland reclassifying and redesignating all 2,200,000 authorized but unissued shares (the “Reclassified Preferred Stock”) of the Company’s preferred stock, par value $0.01 per share, without designation as to class or series, as shares of undesignated common stock, par value $0.01 per share, of the Company. The Reclassified Preferred Stock was previously classified pursuant to Articles Supplementary (the “Series H Articles Supplementary”) classifying, establishing and designating 2,200,000 shares of 8.125% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Series H Preferred Stock”). On May 31, 2019, the Company redeemed all 2,200,000 shares of issued and outstanding Series H Preferred Stock, and, in accordance with the Series H Articles Supplementary, after such redemption, all 2,200,000 shares of previously issued and outstanding Series H Preferred Stock had the status of authorized but unissued shares of preferred stock, without further designation as to series or class. As of May 31, 2019, no shares of Series H Preferred Stock were issued or outstanding. The Articles Supplementary became effective on May 31, 2019.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on May 31, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.
(REGISTRANT)

Date: June 3, 2019	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

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